UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2007 (March 7, 2007)

SOLAR ENERTECH CORP.
(Exact name of Registrant as Specified in its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-51717	98-0434357
(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Adams Drive
Menlo Park, CA 94025
(Address of Principal Executive Offices, including Zip Code)

(650) 688-5800
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 1.01. Entry into a Material Definitive Agreement

On March 7, 2007, Solar Enertech Corp. (the "Company") sold an aggregate of $8,300,000 of convertible notes and warrants consisting of $5,000,000 principal amount of its Series A Notes and 7,246,377 Series A Warrants and $3,300,000 principal amount of its Series B Notes and 5,789,474 Series B Warrants in a private placement offering (“Offering”) to “institutional” accredited investors ("Investors") pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") for aggregate gross proceeds of $8,000,000 and the conversion of $300,000 of outstanding indebtedness. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Series A Notes and the Series B Notes shall be referred to herein collectively as the “Notes” and the Series A Warrants and the Series B Warrants shall be referred to herein collectively as the “Warrants”.

An NASD member firm acted as placement agent (“Placement Agent”) in connection with the Offering. The conversion price per share of common stock (“Common Stock”) of the Series A Notes is $0.69 per share and the exercise price of the Series A Warrants is $1.21 per share. The conversion price per share of Common Stock of the Series B Notes is $0.57 per share and the exercise price of the Series B Warrants is $0.90 per share. The Warrants are exercisable for a period of 5 years from the date of issuance of the Warrants. For its services in connection with the Offering, the Placement Agent received a 6.0% cash commission, a 1.0% advisory fee and 912,511 warrants ("Placement Agent Warrants") to purchase shares of Common Stock, 507,247 of which are exercisable at $0.69 per share and 405,264 of which are exercisable at $0.57 per share. The Company also paid legal fees of $40,000 to counsel for the Placement Agent. The Company and the Placement Agent anticipate additional closings of the Offering.

Pursuant to the terms of the Offering the Company is obligated to file a registration statement on Form SB-2 (or if Form SB-2 is not available another appropriate form) registering the resale of shares of the Company's Common Stock underlying the Series A Notes, the Series A Warrants and the Placement Agent Warrants issued in connection with this Offering. The Company is required to file the registration statement within 45 days of the initial closing of the Offering and is required to be effective within 120 days (150 days if the SEC conducts a full review of the registration statement) of the initial closing of the Offering. If the registration statement is not timely filed or does not become effective within the prescribed time periods, or if the registration is suspended other than as permitted, the Company will be obligated to pay each Investor a fee equal to 1.0% of such Investor's purchase price of the Series A Notes for each 30 day period (pro rated for partial periods), that such registration conditions are not satisfied. Additionally, in the event that the Company is unable register all of the shares of Common Stock underlying the Series A Notes and Series A Warrants such number of shares (the “Cutback Shares”), the Company shall be obligated to pay each Investor that holds Cutback Shares a fee equal to 0.25% of such Investor's purchase price of the Common Stock for each 30 day period (pro rated for partial periods), that such registration conditions are not satisfied. In no event shall the aggregate amount of payments due in connection with a registration failure as described above exceed, in the aggregate, 24% of the aggregate Purchase Price of the Series A Notes.

Neither the Series B Notes nor the Series B Warrants were granted registration rights in connection with this Offering, however, the Series B Warrants may be exercised on a “cashless” basis at any time while they are outstanding.

Additionally, the Company has granted the Investors in this Offering a right of first refusal, for a period of one (1) year from the earlier of the final closing of the Offering or March 16, 2007, to participate in any subsequent financing that the Company, or any of its subsidiaries, conducts.

In the event that during the period while the Notes or Warrants are outstanding the Company sells any shares of its Common Stock or securities convertible into Common Stock or exercisable for shares of Common Stock at less than the respective conversion or exercise prices of the Notes or Warrants, the Company shall be obligated to adjust the conversion prices and/or the exercise prices of such securities to equal such lower price, as applicable.

Upon thirty (30) days prior written notice to all of the holders of the Notes, the Company shall have the right to call all, but not less than all, of the Notes for conversion at the then applicable conversion price (the call date specified in such notice is referred to herein as the “Forced Conversion Date”) provided that: (i) the Company’s Common Stock has closed at a price equal to or greater than 300% of the then applicable conversion price of the Series A Notes for each of the twenty (20) trading days immediately preceding the Forced Conversion Date (“Measurement Period”); (ii) there is either an effective registration statement providing for the resale of the shares of Common Stock underlying the Notes during each trading day of the Measurement Period or all of the shares of Common Stock underlying the Notes may be resold pursuant to Rule 144(k) of the Securities Act without restriction during each trading day of the Measurement Period; and (iii) the Common Stock has traded an average of 500,000 shares per day during the Measurement Period. Notwithstanding the foregoing, in no event shall the Company force the conversion of a holder of Notes if such forced conversion would result in such Holder beneficially owning more than certain agreed upon percentages of the Company’s outstanding Common Stock.

The foregoing summary of the terms and conditions of the Purchase Agreement, the Registration Rights Agreement, the Notes and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned documents attached as Exhibits hereto, and which are hereby incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of Notes and Warrants.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

10.1	Form of Securities Purchase Agreement dated as of March 7, 2007 (without schedules and exhibits)
10.2	Form of Series A Convertible Note dated as of March 7, 2007
10.3	Form of Series B Convertible Note dated as of March 7, 2007
10.4	Form of Series A Warrant dated as of March 7, 2007
10.5	Form of Series B Warrant dated as of March 7, 2007
10.6	Form of Registration Rights Agreement dated as of March 7, 2007
10.7	Form of Lock-up agreement with officers and directors of the Company dated as of March 7, 2007

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERTECH CORP.

Date: March 8, 2007	By:	/s/ Leo Shi Young
Name: Leo Shi Young
Title: President